WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
of WT Mutual Fund

Supplement dated March 15, 2007 to the Prospectuses, as defined below.
The information in this Supplement contains new and additional information beyond that in the Institutional Shares and A Shares Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager International Fund (the “International Fund”) dated November 1, 2006 and should be read in conjunction with those Prospectuses.
          The following paragraph should be inserted under the heading “Principal Investment Strategies” following the second paragraph describing the investment strategy of the International Fund:
Sub-advisers of the International Fund have discretion to invest in securities issued by companies domiciled in emerging market countries. Because securities of companies operating in emerging markets may be subject to increased political, social and economic risks and therefore be more volatile, the International Fund will limit investment in emerging market securities to no more than 35% of its assets.
          The following paragraph should be inserted under the heading “Additional Risk Information” following the paragraph titled “Derivatives Risk”:
Emerging Markets Risk: The International Fund may invest in securities of companies operating in emerging market countries. Securities of such companies may be more volatile than securities of companies in developed markets and therefore may involve greater risks.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.